UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 – August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Annual report 8|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	14

Trustee approval of management contract	17

Financial statements	21

Federal tax information	60

Shareholder meeting results	61

About the Trustees	62

Officers	64

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity. High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

4	High Income Securities Fund

Interview with your fund’s portfolio managers

What was the market environment like for high-yield convertibles and bonds during the past 12 months?

Eric: It was a supportive environment for both asset classes. Domestic equities moved higher during most of the period, buoyed by improving U.S. employment and housing data, both of which continued to boost consumer sentiment. The Federal Reserve’s ongoing accommodative monetary policy fueled investors’ upbeat outlook and penchant for yield for the majority of the period. Stocks retreated in June amid concern that the central bank could begin scaling back its stimulative bond-buying program. This hiccup proved short-lived, however, and markets climbed notably higher in July, as the Fed stressed its commitment to its monthly bond purchases, citing that the economy, although improving, still needed its immediate help. After several major equity indexes hit new highs in July, stocks pulled back in August on concerns about potential U.S. military involvement in Syria and the looming U.S. debt ceiling, as well as lingering anxiety about less Fed stimulus.

Rob: Relative to other fixed-income sectors, high-yield bonds performed well, as they were one of the few categories to post solidly positive returns against the backdrop of

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

High Income Securities Fund	5

broadly negative performance in investment-grade categories. For example, the Barclays U.S. Aggregate Bond Index — the primary benchmark for taxable investment-grade bonds — returned –2.47% for the past 12 months. Most of the damage to investment-grade bonds occurred in May and June, as investors debated the timing of Fed policy changes. During this time, interest rates rose and yield curves steepened globally. High-yield bonds also declined, hampered more by capital flows and market “technicals” — supply and demand dynamics — than by any breakdown in fundamental support, but fell less than investment-grade securities. As the marketplace adjusted its expectations about when the Fed may begin to wind down quantitative easing, high-yield bonds rallied in July before pulling back modestly and settling into a range in August.

Which sectors and industry groups had the biggest positive influence on the fund’s relative performance?

Rob: On the high-yield convertibles side of the fund, strong security selection in consumer cyclicals, information technology, materials, and communication services were the biggest contributors. Among high-yield bonds, favorable selections in telecommunications, housing, energy, and financials drove the results in that portion of the portfolio.

Which investments were the top contributors to relative performance?

Eric: Among convertible securities, an out-of-benchmark position in diversified

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Income Securities Fund

financial services giant Citigroup was among the fund’s biggest contributors.

The firm benefited from better-than-expected quarterly profits during the period, as well as a surge in bond-trading revenue. Additionally, investors responded positively when longtime Citigroup executive Michael Corbat replaced Vikram Pandit as CEO in October 2012 and launched a series of initiatives designed to reduce costs and return more capital to shareholders. We sold our position in Citigroup’s convertibles during the period’s first half.

Our holding of a convertible issued by entertainment and communications services provider Virgin Media — which is based in the United Kingdom and is also not in the benchmark — moved sharply higher in February when international cable company Liberty Global announced its intention to acquire the firm. We subsequently sold our Virgin Media investment, believing that the convertible’s elevated price reflected the full value of the proposed acquisition.

Additional contributors in convertibles included automaker General Motors, semiconductor manufacturer Micron Technology, and Liberty Interactive, which operates several digital commerce businesses.

Rob: Travelport, a provider of computerized registration systems to the travel industry,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Income Securities Fund	7

was the top contributor among the fund’s high-yield bond holdings. The company benefited from substantial year-over-year increases in online bookings, and, early in the period, resolved a long-standing dispute with American Airlines.

Telecommunications services provider Sprint Communications also aided relative performance, as its bonds received a boost early in the period when Japanese wireless carrier SoftBank acquired a 70% ownership stake in the company. In addition, Sprint upgraded its 4G network, which has enabled it to gain subscriber market share at the expense of major competitors. We sold our Sprint position during the period.

Additional contributors included Rite Aid, which is one of the country’s largest drug store chains, satellite services company Intelsat, and automotive finance company Ally Financial.

What factors hampered the fund’s relative return?

Eric: From a sector/industry perspective, within the high-yield convertibles part of the portfolio, adverse security selection in financials and energy, along with unfavorable overall positioning in transportation and consumer staples, detracted from relative performance. On the high-yield bond side of the fund, disappointing security selection in metals/mining, transportation, and industrials dampened the fund’s return versus the benchmark.

In terms of individual convertibles, not holding several index components worked

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	High Income Securities Fund

against the fund. Specifically, we avoided the securities issued by mortgage insurers MGIC Investment and Radian Group because we believed they did not fit well within our risk/return parameters.

Rob: Bridging both our convertible and high-yield bond holdings, a position in multinational steelmaker ArcelorMittal also detracted, primarily due to continuing weakness in overseas residential and commercial construction. Additionally, the company’s bonds were downgraded to below investment grade in 2012, which led many investors to sell their positions.

We had a position in the common stock of Freeport-McMoRan Copper & Gold, which is the world’s second-largest copper producer, and it dampened results amid declining prices for copper and gold. We sold this holding during the period.

The fund reduced its distribution rate during the period. What led to that decision?

Rob: The fund’s monthly distribution rate was lowered to $0.039 per share from $0.044 in December, due to a reduction in the amount of income earned by the portfolio, which resulted from declining yields in the marketplace generally.

What is your outlook for the high-yield convertibles market?

Eric: We have a positive outlook for high-yield convertibles for the balance of 2013. Even with the healthy gains that we have seen during the past year, we think valuations are still attractive — suggesting that the rally may, in our view, have more upside. We think corporate credit spreads [the yield advantage corporate bonds offer over U.S. Treasuries] could tighten from current levels, which would be positive for convertible performance. Moreover, the revival of issuance in the convertibles market by large- and small-cap companies across a wide spectrum of sectors is creating a diverse pool of investment opportunities.

Do you have any closing thoughts on your outlook for the high-yield bond market?

Rob: At period-end, the fundamental backdrop for high-yield bonds remained solid; issuers were in reasonably good financial shape, and the default rate was still near the historic low. Moreover, high-yield bonds have historically done well during periods of moderate economic growth.

From a valuation standpoint, high-yield bond spreads have widened and are attractive relative to the historical average. At current levels, we believe spreads provide fair compensation for investing in a group of companies that, in our view, are fundamentally solid, against the backdrop of a low default rate.

When interest rates were lower and credit spreads were tighter, a significant proportion of high-yield bonds were trading at premium prices, meaning above their par value. Because high-yield bonds can generally be called away by the issuer prior to their maturity dates, the market was effectively stuck at higher prices without providing much call protection. Now, with rates at higher levels and bond prices lower, we believe the market is offering better opportunities for capital appreciation plus higher yields.

We believe there are still compelling investment opportunities in the middle- and lower-quality tiers of the market. Additionally, bonds in these parts of the market tend to be less sensitive to interest-rate movements, which could provide the fund with some degree of insulation during periods when rates spike higher.

Thanks for bringing us up to date, gentlemen.

High Income Securities Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

At its September meeting, the Federal Open Market Committee surprised investors by delaying the tapering of its $85 billion-a-month bond-buying stimulus program. Declaring that the challenges facing the U.S. economy are diminishing “only gradually,” Fed Chairman Ben Bernanke said the central bank will wait to curtail its quantitative easing program until there is more evidence of a sustained recovery. Bernanke in his comments noted a deceleration of U.S. job growth in the past three months. The bond-buying stimulus program was established in the fall of 2012 to stimulate the economy and employment growth, and is widely credited with buoying equity prices and holding down long-term interest rates. Previously, when the Fed chairman signaled in May 2013 that the Fed’s bond purchases could be scaled back in the final months of this year, the news sent tremors through bond markets and contributed to an abrupt increase in Treasury yields.

10	High Income Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/13

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.29%	8.47%

10 years	127.81	111.20
Annual average	8.58	7.76

5 years	51.35	49.80
Annual average	8.64	8.42

3 years	33.24	13.11
Annual average	10.04	4.19

1 year	13.24	–1.44

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/13

	Fund’s blended benchmark
	(50% JPMorgan Developed High Yield	Lipper Convertible Securities
	Index/50% BofA Merrill Lynch All-	Funds (closed-end)
	Convertibles Speculative Quality Index)	category average*

Annual average
Life of fund (since 7/9/87)	—†	8.41%

10 years	136.87%	100.68
Annual average	9.01	7.13

5 years	69.52	40.38
Annual average	11.13	6.84

3 years	38.67	37.83
Annual average	11.51	11.22

1 year	13.21	15.94

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/13, there were 11, 11, 11, 9, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

High Income Securities Fund	11

Fund price and distribution information For the 12-month period ended 8/31/13

Distributions

Number	12

Income	$0.4827

Capital gains	—

Total	$0.4827

Share value	NAV	Market price

8/31/12	$8.21	$8.27

8/31/13	8.76	7.68

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.34%	6.09%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.37%	8.57%

10 years	128.43	110.99
Annual average	8.61	7.75

5 years	71.95	89.04
Annual average	11.45	13.58

3 years	30.52	9.83
Annual average	9.28	3.18

1 year	13.47	–0.59

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	High Income Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

BofA Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Income Securities Fund	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14	High Income Securities Fund

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

High Income Securities Fund	15

There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16	High Income Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

High Income Securities Fund	17

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the

18	High Income Securities Fund

most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four

High Income Securities Fund	19

years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 11, 11 and 11 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

20	High Income Securities Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Income Securities Fund	21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2013

22	High Income Securities Fund

The fund’s portfolio 8/31/13

CORPORATE BONDS AND NOTES (42.0%)*	Principal amount	Value

Basic materials (3.3%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$36,000	$37,969

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	115,000	136,266

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	82,800

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	65,000	60,775

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	90,000	84,150

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	215,000	232,738

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	10,000	9,275

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	100,000	103,250

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	30,000	30,975

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	65,000	60,206

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	143,500

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019	115,000	123,050

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	15,000	14,100

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	33,425

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	160,000	169,200

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	75,000	80,063

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	150,000	153,375

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	50,000	49,375

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	25,000	25,063

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	100,000	96,000

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	155,000	183,675

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	165,000	172,425

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	40,000	39,500

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020	30,000	29,625

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	65,000	64,350

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	90,000	92,025

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018	45,000	46,069

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	150,000	167,250

High Income Securities Fund	23

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		$35,000	$38,675

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		105,000	100,013

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		120,000	103,800

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	70,734	94,233

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$160,000	179,000

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		55,000	59,263

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020		30,000	30,975

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020		5,000	5,200

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		65,000	66,138

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		35,000	33,600

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		35,000	34,759

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		180,000	195,750

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		35,000	35,438

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		65,000	62,238

PQ Corp. 144A sr. notes 8 3/4s, 2018		80,000	84,200

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		85,000	93,075

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		85,000	88,188

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		75,000	79,125

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		65,000	61,913

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		60,000	65,400

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		100,000	108,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		20,000	20,850

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		25,000	26,250

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		10,000	9,500

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		135,000	151,538

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		130,000	124,150

USG Corp. sr. unsec. notes 9 3/4s, 2018		80,000	92,200

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		110,000	106,700

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		65,000	75,594

			4,746,239

24	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Capital goods (2.9%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		$175,000	$184,625

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		270,000	297,000

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	140,666

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$35,000	37,800

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		80,000	79,200

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		70,000	76,038

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		130,000	150,475

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	65,000	88,055

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$125,000	131,875

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		65,000	64,025

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		50,000	55,500

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		170,000	183,600

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		15,000	16,200

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		130,000	120,250

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		90,000	91,350

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		110,000	75,900

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		105,000	105,000

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		85,000	91,800

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		245,000	304,139

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		110,000	108,625

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		110,000	101,338

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		12,000	13,080

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		200,000	206,500

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		170,000	180,200

Renaissance Acquisition Corp. 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2021		20,000	19,550

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	207,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		60,000	59,475

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		120,000	123,900

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		205,000	202,438

High Income Securities Fund	25

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	$50,000	$53,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	100,000	107,250

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	26,063

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	155,000	155,775

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	145,000	156,238

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	140,000	149,800

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	25,000	26,438

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	90,000	88,200

		4,279,493
Communication services (5.8%)
Adelphia Communications Corp. escrow bonds zero %, 2014	235,000	1,763

Adelphia Communications Corp. escrow bonds zero %, 2013	20,000	150

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	140,000	159,250

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	38,763

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	40,000	43,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	145,000	146,813

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	115,000	104,938

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	74,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	35,000	35,525

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	125,000	112,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	115,000	121,325

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	24,500

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	20,000	21,150

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	120,000	125,760

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	665,000	768,075

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	110,000	116,050

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	10,000	10,550

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	80,000	90,900

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	45,000	48,375

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	80,000	75,600

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	65,000	68,413

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022	35,000	35,175

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	200,000	212,000

26	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Communication services cont.
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		$165,000	$171,600

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		120,000	135,300

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		185,000	192,863

Equinix, Inc. sr. unsec. notes 7s, 2021		60,000	64,200

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		35,000	39,725

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020		80,000	87,400

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		150,000	166,125

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		30,000	29,325

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		130,000	136,825

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		145,000	155,513

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		95,000	102,600

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		50,000	49,875

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		215,000	224,675

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		400,000	412,000

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		80,000	87,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		85,000	90,950

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		20,000	21,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		100,000	100,750

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		85,000	89,038

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		145,000	143,913

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		120,000	119,700

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s,
2016 (Mexico)		20,000	19,550

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019 (Mexico)		25,000	20,813

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)		100,000	76,500

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		35,000	37,625

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		95,000	89,538

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		160,000	178,000

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		80,000	74,600

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	75,000	76,011

High Income Securities Fund	27

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Communication services cont.
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		$90,000	$95,498

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		115,000	123,392

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	71,894

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		36,000	39,060

SBA Telecommunications, Inc. notes 5 3/4s, 2020		35,000	35,175

Sprint Capital Corp. company guaranty 6 7/8s, 2028		260,000	234,650

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		130,000	145,925

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		325,000	344,500

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		95,000	109,013

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		60,000	61,950

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		225,000	263,250

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		45,000	45,450

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
6 7/8s, 2021 (Canada)	CAD	75,000	77,100

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$195,000	181,350

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		90,000	97,425

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		65,000	69,713

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		275,000	294,938

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		80,000	81,600

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		153,063	156,507

Windstream Corp. company guaranty sr. unsec. notes
6 3/8s, 2023		55,000	49,706

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		35,000	37,538

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		65,000	72,150

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		170,000	173,825

			8,491,636
Consumer cyclicals (8.5%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		15,000	16,725

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		135,000	105,300

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		50,000	43,125

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		130,000	148,525

American Media, Inc. 144A notes 13 1/2s, 2018		18,955	19,381

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		40,000	45,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		35,000	36,663

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018		90,000	94,838

28	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	$60,000	$65,400

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	50,000	50,500

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	15,000	15,788

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	60,000	60,000

Bon-Ton Department Stores, Inc. (The) 144A notes 8s, 2021	45,000	43,538

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	60,000	65,400

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	130,000	132,925

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	85,000	83,742

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	106,000

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	47,813

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	53,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	40,000	42,400

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	150,000	167,250

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	40,000	40,900

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 8 1/2s, 2020	90,000	84,600

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	145,000	149,350

Caesars Escrow Corp. sr. unsec. unsub. FRN notes 9s, 2020	365,000	350,400

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	59,263

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	80,000	84,000

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	20,000	21,900

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	60,000	57,300

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	200,000	219,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	30,000	28,050

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	15,000	13,800

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	60,000	64,650

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	182,970	197,150

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016	60,000	63,375

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	120,000	114,000

High Income Securities Fund	29

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019		$255,000	$245,438

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020		295,000	295,738

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022		225,000	224,438

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023		145,000	137,750

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		95,000	96,425

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		130,000	134,225

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		110,000	124,575

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		72,000	77,580

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		165,000	172,838

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		30,000	27,900

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		200,000	216,253

Gannett Co., Inc. 144A sr. unsec. FRN notes 5 1/8s, 2020		60,000	59,100

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		45,000	40,500

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		70,000	71,575

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		75,000	79,125

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	155,000	149,797

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A
sr. notes 7s, 2020		$115,000	101,488

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		85,000	91,800

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		37,000	39,128

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		150,000	153,375

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		95,000	105,450

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		65,000	60,125

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		75,000	77,625

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		90,000	92,925

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		140,000	159,250

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		45,000	46,350

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		15,000	16,163

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		70,000	74,025

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		130,000	138,125

L Brands, Inc. sr. notes 5 5/8s, 2022		50,000	50,125

30	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	$75,000	$75,563

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	220,000	229,350

Lennar Corp. 144A company guaranty sr. unsec. notes 5s, 2022	40,000	36,700

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	40,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	210,000	224,175

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	68,000	76,894

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	130,000	141,700

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	90,000	88,425

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	185,000	203,963

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	100,000	107,750

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	75,000	76,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	78,575

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	65,000	69,225

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	25,375

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡	90,000	90,225

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	147,000	151,963

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	292,907	309,017

Navistar International Corp. sr. notes 8 1/4s, 2021	189,000	188,055

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	140,000	142,450

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	140,000	140,000

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	110,000	112,750

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	100,000	101,000

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	105,000	113,138

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	40,000	43,500

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	60,000	57,000

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	140,000	153,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	35,000	37,888

Owens Corning company guaranty sr. unsec. notes 9s, 2019	38,000	45,790

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	95,000	94,050

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	65,000	69,631

High Income Securities Fund	31

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	$60,000	$61,050

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	140,000	158,200

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	80,000	82,000

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	10,000	10,250

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	10,000	10,125

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	28,813

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	38,063

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	28,000

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	70,000	76,475

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	45,000	41,400

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	45,000	42,188

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	75,000	69,563

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	79,000	85,320

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	135,000	150,188

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	70,000	71,925

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	217,500

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	100,000	107,250

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	40,000	37,900

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	45,000	44,438

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	180,000	170,100

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	5,000	5,113

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	10,000	10,325

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	95,000	100,225

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	45,000	45,113

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	20,000	19,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,995

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	42,638

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	119,000	130,008

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	120,000	117,600

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	215,050	224,727

32	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	$30,000	$28,725

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	165,000	178,613

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	115,000	124,631

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
7 5/8s, 2018	60,000	65,250

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	95,000	97,613

		12,418,163
Consumer staples (2.9%)
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	50,000	52,625

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	35,000	40,119

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	30,000	32,625

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	45,000	41,906

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	60,000	55,800

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	75,000	84,375

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	30,000	33,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	120,000	129,000

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	30,000

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	140,000	155,925

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	95,000	86,925

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	145,000	164,031

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	50,000	52,875

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	25,000	23,500

Corrections Corp. of America sr. unsec. FRN notes 4 5/8s, 2023 R	30,000	27,900

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	130,000	144,138

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	80,000	90,600

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	95,000	104,025

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	235,000	261,438

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	105,000	112,088

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	270,000	255,150

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	45,000	48,600

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	60,000	61,050

High Income Securities Fund	33

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		$50,000	$51,313

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	110,000	152,264

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014 (Brazil)		$60,000	63,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		40,000	41,700

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		135,000	138,038

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		65,000	68,738

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		150,000	159,750

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		148,000	158,175

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	52,750

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		10,000	10,550

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		135,000	144,113

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021		140,000	133,350

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	45,050

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		225,000	254,531

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		35,000	38,806

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		35,000	38,675

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		90,000	92,475

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		25,000	24,875

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		15,000	15,000

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		145,000	155,875

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		165,000	185,006

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		40,000	41,100

			4,153,579
Energy (5.8%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		45,000	46,238

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		35,000	35,963

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		265,000	246,119

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		45,000	37,688

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		65,000	55,575

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		196,000	198,450

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		35,000	35,175

34	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	$60,000	$64,200

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	90,000	94,950

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	225,000	244,688

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	85,000	95,200

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	125,000	130,313

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	85,000	93,819

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	29,850

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	115,000	115,575

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	110,000	114,950

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	120,000	127,200

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	65,000	63,050

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	48,875

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	74,025

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	215,000	227,900

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	130,000	137,150

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	205,000	207,050

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	45,000	44,213

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	244,375

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	40,000	41,000

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	60,000	59,400

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	95,000	104,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	65,000	68,088

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	200,000	196,000

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	80,000	80,400

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	215,000	229,513

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	185,000	190,550

High Income Securities Fund	35

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	$105,000	$109,725

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	40,000	41,300

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	265,000	265,663

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,600

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	130,000	137,475

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	45,000	47,813

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	60,000	62,250

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	135,000	133,313

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	175,000	191,625

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	25,000	24,125

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	40,000	42,200

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	160,000	178,000

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	115,000	108,100

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	90,000	82,800

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	45,000	28,350

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	75,000	76,313

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	55,000	54,863

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	120,000	92,400

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	95,000	94,525

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	93,375

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	170,000	172,550

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	65,000	68,169

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	220,000	228,654

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	90,000	86,625

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	90,000	100,575

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	10,000	9,925

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	85,000	84,575

36	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Energy cont.
PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	$190,000	$180,500

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	175,000	186,152

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	50,000	53,875

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	45,000	43,988

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	135,000	145,800

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	35,000	33,775

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	185,000	203,731

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	45,000	45,225

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	245,000	256,025

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	30,000	29,850

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	40,000	41,188

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	100,000	106,250

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	57,475

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	52,500

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	20,800

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	61,000	64,203

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	25,000	26,438

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	95,000	97,138

Whiting Petroleum Corp. company guaranty notes 7s, 2014	90,000	91,800

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	84,416

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	40,000	39,900

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	145,000	153,700

		8,422,659
Financials (4.5%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A
sr. unsec. notes 7 7/8s, 2020	115,000	117,300

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	55,000	52,388

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	55,000	54,588

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	95,000	101,888

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	96,505

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	65,000	70,200

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	60,000	69,075

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	65,000	73,125

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	73,938

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	100,000	117,250

High Income Securities Fund	37

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Financials cont.
BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		$50,000	$44,500

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		135,000	143,438

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		20,000	18,550

CIT Group, Inc. company guaranty sr. notes 5s, 2023		65,000	60,613

CIT Group, Inc. sr. unsec. notes 5s, 2022		100,000	94,500

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		80,000	80,400

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		75,000	77,438

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		135,000	145,800

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		185,000	189,625

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	40,000	52,198

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$65,000	60,938

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		65,000	68,088

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		110,000	102,300

Dresdner Funding Trust I 144A bonds 8.151s, 2031		240,000	237,600

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		175,000	183,750

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)		75,000	72,281

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		135,000	147,589

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		60,000	57,099

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		125,000	131,563

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		75,000	74,625

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		80,000	82,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		120,000	116,700

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		45,000	46,294

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		40,000	36,800

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		70,000	75,425

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		85,000	96,581

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		30,000	30,450

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		75,000	84,375

Lloyds TSB Bank PLC jr. sub. FRN notes Ser. EMTN, 13s,
perpetual maturity (United Kingdom)	GBP	100,000	230,788

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		$50,000	52,625

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		125,000	127,500

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		120,000	125,100

38	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.		Principal amount	Value

Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019		$50,000	$56,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		100,000	105,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		50,000	48,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018		20,000	20,150

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		75,000	76,688

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		50,000	51,875

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		85,000	83,513

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		160,000	157,600

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		120,000	120,300

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		22,000	25,630

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		75,000	79,875

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		115,000	113,563

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		120,000	121,500

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		60,000	66,450

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s,
perpetual maturity (United Kingdom)		50,000	42,250

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †		102,787	120,518

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		265,000	257,050

Royal Bank of Scotland Group PLC jr. sub. FRN notes Ser. U,
7.64s, perpetual maturity (United Kingdom)		100,000	89,000

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		290,000	330,600

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		295,000	300,531

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		85,000	78,838

Stearns Holdings, Inc. 144A bank guaranty sr. unsec. FRN notes
9 3/8s, 2020		135,000	138,038

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		50,000	51,375

			6,509,734
Health care (3.5%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		60,000	59,700

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		135,000	136,350

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		95,000	101,650

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		130,000	133,250

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		130,000	138,613

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	100,000	146,435

High Income Securities Fund	39

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Health care cont.
CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018	$230,000	$235,175

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019	40,000	42,000

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡	200,000	197,000

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	200,000	224,500

Envision Healthcare Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	100,000	108,125

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	95,000	97,850

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	232,200

HCA, Inc. sr. notes 6 1/2s, 2020	430,000	462,788

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	32,625

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	190,000	199,500

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡	50,000	50,688

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	100,000	104,750

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	50,000	51,313

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	50,000	53,000

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	80,000	90,400

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	180,000	197,775

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019	65,000	67,681

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡	60,000	61,200

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	105,213

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	70,000	74,375

Service Corp. International/US sr. notes 7s, 2019	50,000	53,500

Service Corp. International/US sr. notes 7s, 2017	65,000	71,338

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	45,000	43,706

Sky Growth Acquisition Corp. 144A company guaranty
sr. unsec. notes 7 3/8s, 2020	250,000	258,750

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	85,000	90,525

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	82,800

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	85,000	89,250

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	237,938

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	30,000	27,600

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	95,000	86,213

40	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Health care cont.
United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	$80,000	$88,200

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	20,000	21,000

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	45,000	47,700

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	150,000	152,250

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	120,000	127,650

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018 (Canada)	125,000	132,344

		5,014,920
Technology (2.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	45,000	45,450

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	25,000	19,250

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	65,000	50,213

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	235,000	215,025

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	36,350	36,895

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	85,000	86,063

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	65,000	72,963

Ceridian Corp. 144A sr. unsec. notes 11s, 2021	125,000	144,063

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	100,000	105,500

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	285,000	308,156

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	225,000	230,063

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	145,000	150,438

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	82,000

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	85,000	79,475

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	84,000	92,820

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	16,000	17,240

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	155,000	167,400

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	60,000	66,750

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	55,000	63,800

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	49,725

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	105,000	104,213

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	14,000	15,225

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	446,000	414,780

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	189,336

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	70,000	71,050

High Income Securities Fund	41

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	$95,000	$101,650

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	120,000	129,000

		3,108,543
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	200,000	209,500

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	167,000	180,151

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	100,000	102,500

Swift Services Holdings, Inc. company guaranty
sr. notes 10s, 2018	180,000	198,900

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	90,000	88,875

		779,926
Utilities and power (2.2%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	55,000	62,425

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	85,000	97,750

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	158,050

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	45,000	41,288

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	155,000	167,013

Calpine Corp. 144A sr. notes 7 1/4s, 2017	101,000	105,293

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	95,000	106,381

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	155,000	163,525

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	175,000	219

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	104,983

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	51,553

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	172,000	181,245

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	125,000	139,063

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	293,000	308,016

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	215,000	234,350

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	45,000	47,813

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	35,000	37,450

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	195,000	214,744

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	67,788	69,313

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	105,000

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	125,000	139,063

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	28,250

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	325,000	349,375

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	84,000	93,975

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	75,000	72,375

42	High Income Securities Fund

CORPORATE BONDS AND NOTES (42.0%)* cont.	Principal amount	Value

Utilities and power cont.
Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	$95,000	$84,788

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	15,000	18,066

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	75,000	17,625

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	60,000	41,775

		3,240,766

Total corporate bonds and notes (cost $59,084,978)		$61,165,658

CONVERTIBLE BONDS AND NOTES (29.2%)*	Principal amount	Value

Basic materials (1.1%)
Cemex SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$725,000	$854,594

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	730,000	745,056

		1,599,650
Capital goods (2.1%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	535,000	723,588

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	740,000	810,763

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	655,000	674,650

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	685,000	810,869

		3,019,870
Communication services (1.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	199,000	220,144

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	423,000	431,460

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
6 1/2s, 2016	645,000	894,534

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	1,160,000	5,800

		1,551,938
Consumer cyclicals (7.4%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	603,000	662,169

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	443,648

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	881,000	1,682,710

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	732,000	793,305

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	412,000	453,200

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	2,280,000	1,167,075

Liberty Interactive, LLC 144A cv. sr. unsec. unsub.
notes 3/4s, 2043	833,000	904,888

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	1,350,000	1,604,813

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	480,000	633,000

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	710,000	831,588

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	195,000	462,028

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	622,000	1,248,665

		10,887,089

High Income Securities Fund	43

CONVERTIBLE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Consumer staples (1.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	$470,000	$739,369

Vector Group Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	740,000	859,450

		1,598,819
Energy (3.2%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	2,230,000	2,020,938

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	375,000	387,188

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	865,000	925,009

Hornbeck Offshore Services, Inc. cv. company guaranty
sr. unsec. notes 1 1/2s, 2019	492,000	608,543

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	500,000	3,750

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	615,000	690,338

		4,635,766
Financials (4.0%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	935,000	1,009,800

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	175,000	161,088

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	453,000	560,304

Jefferies Group, LLC cv. sr. unsec. notes 3 7/8s, 2029	825,000	865,734

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	436,000	427,825

PHH Corp. cv. sr. unsec. notes 4s, 2014	940,000	995,225

RAIT Financial Trust cv. sr. unsec. unsub. notes 7s, 2031 R	392,000	426,055

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019	591,000	615,379

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	835,000	844,394

		5,905,804
Health care (2.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	694,000	693,566

Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	430,000	452,038

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default) † F	763,000	61,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	445,000	31,150

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	1,075,000	1,101,875

Opko Health, Inc. 144A cv. sr. unsec. notes 3s, 2033	346,000	453,044

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	625,000	839,844

		3,632,557
Technology (6.7%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	794,000	817,820

Ciena, Inc. cv. sr. unsec. notes 4s, 2020	488,000	644,160

Micron Technology, Inc. 144A cv. sr. unsec. notes 1 5/8s, 2033	1,875,000	2,597,982

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	490,000	530,731

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 5 1/4s, 2018	1,600,000	1,692,000

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	640,000	808,000

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	1,490,000	1,478,825

44	High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Technology cont.
TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	$540,000	$550,800

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	745,000	611,831

		9,732,149

Total convertible bonds and notes (cost $40,404,974)		$42,563,642

CONVERTIBLE PREFERRED STOCKS (25.0%)*	Shares	Value

Basic materials (1.7%)
ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	41,185	$856,236

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	657

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. † R	30,030	1,604,728

		2,461,621
Capital goods (1.5%)
United Technologies Corp. $3.75 cv. pfd.	35,100	2,180,061

		2,180,061
Communication services (1.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,230,796

Iridium Communications, Inc. 144A $7.00 cv. pfd.	4,095	395,935

		1,626,731
Consumer cyclicals (3.2%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	45,325	1,041,115

General Motors Co. Ser. B, $2.375 cv. pfd.	24,850	1,206,778

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	910	1,168,213

Stanley Black & Decker, Inc. $4.75 cv. pfd.	8,717	1,177,928

		4,594,034
Consumer staples (0.9%)
Bunge, Ltd. $4.875 cv. pfd.	6,235	654,675

Post Holdings, Inc. 144A $3.75 cv. pfd.	5,894	636,552

		1,291,227
Energy (2.1%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,848	2,035,110

Halcon Resources Corp. Ser. A, 5.75% cv. pfd. †	1,058	1,015,680

		3,050,790
Financials (9.2%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	28,010	702,001

AMG Capital Trust II $2.575 cv. pfd.	31,375	1,794,258

Bank of America Corp. Ser. L, 7.25% cv. pfd.	2,653	2,865,240

EPR Properties Ser. C, $1.44 cv. pfd.	44,170	946,894

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	18,897	1,089,529

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	1,050,780

MetLife, Inc. $3.75 cv. pfd.	29,905	1,635,804

OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	620	1,014,320

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,545	1,749,713

Wintrust Financial Corp. $3.75 cv. pfd.	10,190	563,507

		13,412,046
Health care (0.8%)
HealthSouth Corp. Ser. A, 6.50% cv. pfd.	895	1,113,156

		1,113,156
Technology (0.2%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	4,588	313,418

		313,418

High Income Securities Fund	45

CONVERTIBLE PREFERRED STOCKS (25.0%)* cont.	Shares	Value

Transportation (1.9%)
Continental Financial Trust II $3.00 cv. pfd.	18,090	$782,393

Genesee & Wyoming, Inc. $5.00 cv. pfd.	5,938	721,467

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	88,585	1,318,145

		2,822,005
Utilities and power (2.4%)
AES Trust III $3.375 cv. pfd.	18,460	929,347

Dominion Resources, Inc. Ser. A, $3.063 cv. pfd. †	17,277	885,101

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	62,770

NextEra Energy, Inc. $2.799 cv. pfd.	11,775	651,158

PPL Corp. $4.375 cv. pfd.	18,255	978,103

		3,506,479

Total convertible preferred stocks (cost $32,471,418)		$36,371,568

UNITS (1.0%)*	Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029	1,540,000	$1,386,000

Total units (cost $1,271,320)		$1,386,000

COMMON STOCKS (0.7%)*	Shares	Value

Air Methods Corp.	930	$38,056

Calpine Corp. †	4,660	90,078

CIT Group, Inc. †	936	44,806

DISH Network Corp. Class A	2,125	95,540

Elizabeth Arden, Inc. †	1,945	67,550

General Motors Co. †	2,830	96,446

Harry & David Holdings, Inc. †	124	14,880

Huntsman Corp.	5,780	101,150

Jarden Corp. †	1,460	62,707

Kodiak Oil & Gas Corp. †	11,230	112,188

LyondellBasell Industries NV Class A	1,045	73,307

Newfield Exploration Co. †	1,350	32,157

NII Holdings, Inc. †	6,770	40,485

Terex Corp. †	2,105	61,045

Trump Entertainment Resorts, Inc. †	152	304

Vantage Drilling Co. †	36,191	62,249

Total common stocks (cost $1,157,997)		$992,948

PREFERRED STOCKS (0.3%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	146	$136,610

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	6,800	180,268

M/I Homes, Inc. $2.438 pfd.	2,490	62,823

Total preferred stocks (cost $347,144)		$379,701

SENIOR LOANS (—%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.443s, 2018	$50,000	$44,773

Total senior loans (cost $44,780)		$44,773

46	High Income Securities Fund

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	$1

Total warrants (cost $33,755)				$1

SHORT-TERM INVESTMENTS (1.4%)*			Shares	Value

Putnam Short Term Investment Fund 0.07% L			2,095,391	$2,095,391

Total short-term investments (cost $2,095,391)				$2,095,391

TOTAL INVESTMENTS

Total investments (cost $136,911,757)				$144,999,682

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD /$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $145,549,092.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,954 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

High Income Securities Fund	47

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/13 (aggregate face value $1,271,694)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	10/18/13	$33,192	$33,242	$50

	Barclays Bank PLC
	British Pound	Sell	9/18/13	231,500	229,094	(2,406)

	Credit Suisse International
	Euro	Sell	9/18/13	79,170	78,124	(1,046)

	Deutsche Bank AG
	Euro	Sell	9/18/13	151,072	149,710	(1,362)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/13	38,883	38,955	72

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/18/13	146,995	147,252	257

	UBS AG
	Euro	Buy	9/18/13	10,045	9,951	94

	Euro	Sell	9/18/13	10,045	10,072	27

	WestPac Banking Corp.
	Canadian Dollar	Sell	10/18/13	70,273	70,389	116

	Euro	Sell	9/18/13	509,652	504,905	(4,747)

	Total					$(8,945)

48	High Income Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$174,457	$—	$—

Capital goods	61,045	—	—

Communication services	136,025	—	—

Consumer cyclicals	159,153	304	—

Consumer staples	67,550	14,880	—

Energy	206,594	—	—

Financials	44,806	—	—

Health care	38,056	—	—

Utilities and power	90,078	—	—

Total common stocks	977,764	15,184	—

Convertible bonds and notes	—	42,471,452	92,190

Convertible preferred stocks	3,065,162	33,305,749	657

Corporate bonds and notes	—	61,165,658	—

Preferred stocks	62,823	316,878	—

Senior loans	—	44,773	—

Units	—	1,386,000	—

Warrants	—	1	—

Short-term investments	2,095,391	—	—

Totals by level	$6,201,140	$138,705,695	$92,847

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(8,945)	$—

Totals by level	$—	$(8,945)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	49

Statement of assets and liabilities 8/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $134,816,366)	$142,904,291
Affiliated issuers (identified cost $2,095,391) (Note 5)	2,095,391

Dividends, interest and other receivables	1,765,421

Receivable for sales of delayed delivery securities (Note 1)	181,640

Unrealized appreciation on forward currency contracts (Note 1)	616

Total assets	146,947,359

LIABILITIES

Payable for shares of the fund repurchased (Note 4)	266,522

Payable for compensation of Manager (Note 2)	268,628

Payable for custodian fees (Note 2)	4,135

Payable for investor servicing fees (Note 2)	11,760

Payable for Trustee compensation and expenses (Note 2)	89,937

Payable for administrative services (Note 2)	317

Payable for auditing and tax fees	86,571

Distributions payable to shareholders	651,547

Unrealized depreciation on forward currency contracts (Note 1)	9,561

Other accrued expenses	9,289

Total liabilities	1,398,267

Net assets	$145,549,092

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$162,005,889

Distributions in excess of net investment income (Note 1)	(167,549)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(24,368,204)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,078,956

Total — Representing net assets applicable to capital shares outstanding	$145,549,092

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($145,549,092 divided by 16,617,625 shares)	$8.76

The accompanying notes are an integral part of these financial statements.

50	High Income Securities Fund

Statement of operations Year ended 8/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $749) (including interest income of $4,623 from investments
in affiliated issuers) (Note 5)	$6,683,723

Dividends (net of foreign tax of $5,517)	2,222,511

Total investment income	8,906,234

EXPENSES

Compensation of Manager (Note 2)	1,039,414

Investor servicing fees (Note 2)	74,282

Custodian fees (Note 2)	16,485

Trustee compensation and expenses (Note 2)	13,604

Administrative services (Note 2)	4,278

Auditing and tax fees	87,583

Other	100,150

Total expenses	1,335,796

Expense reduction (Note 2)	(1,018)

Net expenses	1,334,778

Net investment income	7,571,456

Net realized gain on investments (Notes 1 and 3)	4,011,295

Net increase from payments by affiliates (Note 2)	7,373

Net realized loss on foreign currency transactions (Note 1)	(20,810)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	11,136

Net unrealized appreciation of investments during the year	5,537,204

Net gain on investments	9,546,198

Net increase in net assets resulting from operations	$17,117,654

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	51

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/13	Year ended 8/31/12

Operations:
Net investment income	$7,571,456	$8,328,110

Net realized gain on investments
and foreign currency transactions	3,997,858	864,631

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,548,340	1,432,512

Net increase in net assets resulting from operations	17,117,654	10,625,253

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(8,257,620)	(9,032,351)

Increase in capital share transactions from reinvestment
of distributions	71,369	290,315

Decrease from capital shares repurchased (Note 4)	(4,385,422)	—

Total increase in net assets	4,545,981	1,883,217

NET ASSETS

Beginning of year	141,003,111	139,119,894

End of year (including distributions in excess of net
investment income of $167,549 and undistributed net
investment income of $395,085, respectively)	$145,549,092	$141,003,111

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	17,166,630	17,130,850

Shares issued in connection with reinvestment
of distributions	8,584	35,780

Shares repurchased (Note 4)	(557,542)	—

Retirement of shares held by the fund	(47)	—

Shares outstanding at end of year	16,617,625	17,166,630

The accompanying notes are an integral part of these financial statements.

52	High Income Securities Fund

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09

Net asset value, beginning of period	$8.21	$8.12	$7.93	$7.13	$8.23

Investment operations:

Net investment income (loss)[a]	.44	.49	.50	.51	.50

Net realized and unrealized
gain (loss) on investments	.56	.13	.22	.81	(1.10)

Total from investment operations	1.00	.62	.72	1.32	(.60)

Less distributions:

From net investment income	(.48)	(.53)	(.53)	(.53)	(.55)

Total distributions	(.48)	(.53)	(.53)	(.53)	(.55)

Increase from shares repurchased	.03	—	— [d]	.01	.05

Net asset value, end of period	$8.76	$8.21	$8.12	$7.93	$7.13

Market price, end of period	$7.68	$8.27	$8.10	$8.19	$6.80

Total return at market price (%)[b]	(1.44)	9.08	5.22	29.08	2.60

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$145,549	$141,003	$139,120	$135,777	$123,256

Ratio of expenses to average
net assets (%)[c]	.90	.93	.91	.93	1.04 [e]

Ratio of net investment income
(loss) to average net assets (%)	5.10	6.04	5.86	6.60	8.11 [e]

Portfolio turnover (%)	48	36	63	61	50

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the period ended August 31, 2009 reflects a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	53

Notes to financial statements 8/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through August 31, 2013.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

54	High Income Securities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

High Income Securities Fund	55

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,445 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2013, the fund had a capital loss carryover of $24,048,911 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$403,469	N/A	$403,469	August 31, 2017

23,645,442	N/A	23,645,442	August 31, 2018

56	High Income Securities Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, nontaxable dividends, dividends payable, interest on payment-in-kind securities, amortization and accretion and convertible preferred income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $123,530 to decrease distributions in excess of net investment income, $389,762 to increase paid-in-capital and $513,292 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,945,512
Unrealized depreciation	(4,685,515)

Net unrealized appreciation	8,259,997
Undistributed ordinary income	603,176
Capital loss carryforward	(24,048,911)
Cost for federal income tax purposes	$136,739,685

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average
	net assets,		net assets,

0.500%	of the next $5 billion of average	0.400%	of the next $5 billion of average
	net assets,		net assets,

0.475%	of the next $5 billion of average	0.390%	of the next $5 billion of average
	net assets,		net assets,

0.455%	of the next $5 billion of average	0.380%	of the next $8.5 billion of average
	net assets,		net assets and

0.440%	of the next $5 billion of average	0.370%	of any excess thereafter.
	net assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $7,373 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

High Income Securities Fund	57

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $97 under the expense offset arrangements and by $921 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $108, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $70,015,050 and $68,501,674, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 557,542 common shares for an aggregate purchase price of $4,385,422, which reflects a weighted-average discount from net asset value per share of 10.96%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 280 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $2,453 based on net asset value.

58	High Income Securities Fund

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,399,844	$12,919,933	$17,319,777	$4,042	$—

Putnam Short Term
Investment Fund*	—	18,165,181	16,069,790	581	2,095,391

Totals	$4,399,844	$31,085,114	$33,389,567	$4,623	$2,095,391

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$1,200,000

Warrants (number of warrants)	169,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$616	Payables	$9,561

Equity contracts	Investments	1	Payables	—

Total		$617		$9,561

High Income Securities Fund	59

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(22,922)	$(22,922)

Total	$(22,922)	$(22,922)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$11,273	$11,273

Equity contracts	(34,267)	—	$(34,267)

Total	$(34,267)	$11,273	$(22,994)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 13.48% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 14.54%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

60	High Income Securities Fund

Shareholder meeting results (Unaudited)

January 31, 2013 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	15,245,674	492,964

Ravi Akhoury	15,286,987	451,651

Barbara M. Baumann	15,324,496	414,142

Jameson A. Baxter	15,325,307	413,331

Charles B. Curtis	15,296,334	442,304

Robert J. Darretta	15,323,807	414,831

Katinka Domotorffy	15,239,578	499,060

John A. Hill	15,272,230	466,408

Paul L. Joskow	15,299,697	438,941

Elizabeth T. Kennan	15,275,854	462,784

Kenneth R. Leibler	15,323,899	414,739

Robert E. Patterson	15,311,519	427,119

George Putnam, III	15,308,274	430,364

Robert L. Reynolds	15,334,990	403,648

W. Thomas Stephens	15,305,462	433,176

A proposal to approve fixing the number of Trustees at fifteen was approved as follows:

Votes for	Votes against	Abstentions

15,040,486	494,655	203,497

All tabulations are rounded to the nearest whole number.

High Income Securities Fund	61

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

62	High Income Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Income Securities Fund	63

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

64	High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN710
283270 10/13

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2013	$72,576	$--	$16,169	$--
August 31, 2012	$105,084	$--	$16,179	$273

For the fiscal years ended August 31, 2013 and August 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $163,669 and $178,460 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2013	$ —	$147,500	$ —	$ —

August 31, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Leaders	Joined Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam Management 2000 – Present	Portfolio Manager
Robert Salvin	2004	Putnam Management 2000 – Present	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Erik Harthun	6	$1,479,900,000	2	$12,900,000	4	$543,800,000
Robert Salvin	14	$4,919,100,000	20*	$3,970,800,000	7	$1,437,300,000

*	1 account , with total assets of $82,900,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*Assets in the fund
	Year	$0	$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over

Eric N. Harthun	2013	*
	2012	*

Robert L. Salvin	2013			*
	2012			*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2012	—	—	—	1,713,490
October 1 – October 7, 2012	—	—	—	1,713,490
October 8 – October 31, 2012	—	—	—	1,717,097
November 1 – November 30, 2012	—	—	—	1,717,097
December 1 – December 31, 2012	—	—	—	1,717,097
January 1 – January 31, 2013	—	—	—	1,717,097
February 1 – February 28, 2013	—	—	—	1,717,097
March 1 – March 31, 2013	—	—	—	1,717,097
April 1 – April 30, 2013	—	—	—	1,717,097
May 1 – May 31, 2013	12,774	$8.20	12,774	1,704,323
June 1 – June 30, 2013	141,024	$7.85	141,024	1,563,299
July 1 – July 31, 2013	226,240	$7.96	226,240	1,337,059
August 1 – August 31, 2013	177,504	$7.74	177,504	1,159,555

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 1,713,490 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 1,717,097 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows repurchases up to a total of 1,648,547 shares of the fund.

**	Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date October 29, 2013